Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND
MARKED WITH “**”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS
ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDMENT TO THAT CERTAIN

“CONTRACT FOR SERVICES” AGREEEMENT

DATED JUNE 22ND, 2007

BY AND BETWEEN

SKY ANGEL U.S.LLC AND NEULION, INC.

This Amendment (the “Second Amendment”) is entered into this  15th day of  July, 2010 for the purpose of amending that certain Contract For Services agreement dated June 22nd, 2007, by and between Sky Angel U.S. LLC, (“Sky Angel”) and NeuLion, Inc. (“NeuLion”) and Amendments there to (the “Agreement”).  Sky Angel and NeuLion a (Party) or collectively (the “Parties”).

WHEREAS, Sky Angel and NeuLion wish to amend the Agreement whereby during the  period of August 1, 2010 – December 31, 2010, (the “Pilot Program”),  NeuLion shall take over all responsibility for the procurement of set top boxes (“STBs”)to Sky Angel subscribers (“Subscribers”) on a sale or lease basis. The Pilot Program shall automatically renew thereafter for subsequent six (6) month periods, unless terminated by either Party. Further, that NeuLion shall supply those STBs to Subscribers, in a timely manner and, as ordered by the Subscriber, on a sale or lease basis. NeuLion would retain all monies received from the Subscriber as a result of such sale or lease of the STB.

THEREFORE, in consideration of the advantages to both Parties in entering into this Second Amendment hereby acknowledged, the Parties agree as follows:

1) Effective August 1, 2010, NeuLion shall be responsible for timely providing of STBs to Subscribers under a sale or lease program in accordance with the terms of this Second Amendment.  The timely provision by NeuLion of STBs to Subscribers under this Section shall mean that Subscribers shall be shipped   an STB to their home or other designated delivery address within three (3) business days of NeuLion’s receipt of their complete order, inclusive  of  necessary shipping and credit card information.

2) After exhausting current inventory, NeuLion intends to make available to Subscribers in the rental program, the most current version of the STB.   For the purpose of this Agreement,  the  price to the Subscriber for the purchase of the NeuLion generic STB shall be *******.

3) Should NeuLion introduce a new STB, software, hardware, or firmware,  that is incompatible in any way with Sky Angel’s delivery system, the Parties shall meet and determine the most cost efficient way for Sky Angel’s system to be adjusted so as to be able to utilize the new STB or STB technology and/or software, hardware, or firmware. The Parties shall mutually agree as to the amount of fees which Sky Angel shall pay in connection with such adjustment.  In the event that the Parties cannot agree as to the  fees to be paid by Sky Angel for the  new STB ,  software, hardware, or firmware , NeuLion shall continue supplying the  version of the STBs, during the term hereof, that is compatible with Sky Angel’s system and does not require any additional fees to Sky Angel.

4) Sky Angel acknowledges that NeuLion has the sole proprietary rights to the rented STBs. If any Subscriber fails to return the STB to NeuLion, Sky Angel will compensate NeuLion *******.  *******. NeuLion may retain any amounts owed by Sky Angel for Subscribers’ unreturned rented STBs from the Service’s monthly customer billing.

5)   Except as amended by this Second Amendment, all terms and conditions set forth in the Agreement and previous amendments shall continue in full force and effect.  Upon execution of this Second Amendment by the Parties, any subsequent reference to the Agreement shall mean the Agreement as amended herein.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment this  26 day of June, 2010.

Sky Angel U.S., LLC		NeuLion, Inc.

By:	/s/Thomas Scott	By:	/s/Roy E. Reichbach
	(Authorized Signature)		(Authorized Signature)

Printed Name and Title	Thomas Scott	Printed Name and Title	Roy E. Reichbach
	President/COO		Secretary